EXHIBIT 10.3

                          REGISTRATION RIGHTS AGREEMENT

                         DATED AS OF JANUARY ____, 2004

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                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of January 27, 2004, by and among XECHEM INTERNATIONAL, INC., a Delaware corporation (the "Company"), and the persons listed on the signature page hereto (each, an "Investor" and collectively, the "Investors").

                                    RECITALS

     A. The parties to this Agreement are parties to an Agreement and Plan of Merger dated December 23, 2003 (the "Merger Agreement"); and

     B. As a condition to the consummation of the transaction contemplated by the Merger Agreement, the Company has agreed to provide the registration rights set forth in this Agreement.

     NOW THEREFORE, the parties hereto agree as follows:

     1.   PIGGYBACK REGISTRATIONS.

          (a) RIGHT TO PIGGYBACK. Whenever the Company proposes to register any of its securities under the Securities Act of 1933, as amended, (other than a registration relating to the sale of securities to participants in a dividend reinvestment plan, a registration on Form S-4 relating to a business combination or similar transaction permitted to be registered on such Form S-4 or a registration on Form S-8 relating to the sale of securities to participants in a stock or employee benefit plan) (a "Piggyback Registration"), the Company shall give prompt written notice to Investors of its intention to effect such a registration. The notice shall offer to include in the registration statement any and all of the Registrable Shares (as defined in SECTION 2 herein). Each Investor shall have until the 10th day after receipt of such notice to send to the Company a written request that shall specify the number of Registrable Shares which Investor desires to have included in the registration statement. The Company shall include in the filing for registration under the Securities Act of 1933, as amended (the "Securities Act"), the aggregate number of Registrable Shares which Investors requested be included in such filing concurrently with the registration of such other securities, all to the extent required to permit the public offering and sale of the Registrable Shares. The Company will use its reasonable efforts through its officers, directors, auditors, and counsel to cause such registration statement to become effective as promptly as reasonably practicable; PROVIDED, HOWEVER, that the number of Registrable Shares that may be registered pursuant to this SECTION 1(A) on any such registration statement involving an underwriting shall be subject to those reductions determined to be necessary by the underwriter of the offering pursuant to SECTION 1(B).

          (b) UNDERWRITING. If a Piggyback Registration is for a registered public offering involving an underwriting, the Company shall so advise Investors as part of the notice given pursuant to this SECTION 1. The Company shall (together with all other holders of Common Stock proposing to distribute their securities through such underwriting), if requested by the underwriter, enter into an underwriting agreement in customary form with a managing

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     underwriter selected for such underwriting by the Company.  Notwithstanding any other provision of this SECTION 1, if the managing underwriter advises the Company in writing that market factors require exclusion of shares to be sold by selling stockholders, or a limitation of the number of shares to be so sold, then the Company shall so advise Investors and the number of shares of Registrable Shares that may be included in the registration and underwriting shall be allocated: (i) first, to the securities to be registered on behalf of the Company; (ii) second, the Registrable Shares sought to be registered by Investors and (iii) third, pro rata among
     holders  of  all  other   securities   requested  to  be  included  in  the
     registration. No Registrable Shares excluded from the underwriting by reason of the underwriter market limitation shall be included in such registration.

          (c) EXPENSES OF REGISTRATION. All Registration Expenses (defined below) incurred in connection with a Piggyback Registration shall be borne by the Company. All Selling Expenses (defined below) incurred in connection with a Piggyback Registration shall be borne by Investors for the Registrable Shares so registered. For purposes of this SECTION 1(C):

               (i) "Registration Expenses" shall mean all expenses incurred by the Company in connection with a Piggyback Registration, including, without limitation, all registration, filing and qualification fees, underwriters expense allowances, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

               (ii) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of the Registrable Shares in the Piggyback Registration and all fees and disbursements of any special counsel (other than the Company's regular counsel) for Investors.

          (d) QUALIFICATION FOR SALE. In connection with a Piggyback Registration, the Company shall use its reasonable best efforts to cause the Registrable Shares so registered to be registered or qualified for sale under the securities or blue sky laws of such jurisdictions as Investors may reasonably request; PROVIDED, HOWEVER, that the Company shall not be required to qualify to do business in any state by reason of this SECTION 1(D) in which it is not otherwise required to qualify to do business.

          (e) EFFECTIVENESS. In connection with a Piggyback Registration, the Company shall prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to the Registrable Shares requested to be registered and use its reasonable best efforts to cause such registration statement to become effective, and shall keep effective any Piggyback Registration and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, Application, document and communication for such period of time as shall be required to permit Investors to complete the offer and sale of the Registrable Shares covered thereby. The Company shall in no event be required to keep any such Piggyback Registration in effect for more than twelve (12) months from the initial effective date of the Piggyback Registration; PROVIDED, HOWEVER, that, if during the twelve (12) month period of effectiveness

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     of the  registration  statement,  the Company gives to Investors a Blackout
     Notice pursuant to SECTION 1(F), the Company shall extend the effectiveness of the registration statement for the same time period as that set forth in the Blackout Notice.

          (f) BLACKOUT RIGHTS. Following the effective date of any registration statement filed pursuant to SECTION 1(A) of this Agreement, the Company shall be entitled, from time to time, to notify Investors to discontinue offers or sales of shares pursuant to such registration statement for Registrable Shares for the period of time stated in the written notice (the "Blackout Notice"), if the Company determines, in its reasonable business judgment, that the disclosure required in connection with the offers and sales of the Registrable Shares could materially damage the Company's ability to successfully complete an acquisition, corporate reorganization, securities offering or other voluntary transaction undertaken by the Company (which information the Company would not be required to disclose at such time other than in connection with Investors' registration statement) that is material to the Company and its subsidiaries taken as a whole. The time period for which Investors must discontinue offers or sales of shares pursuant to a Blackout Notice shall be for any period the Company reasonably believes is necessary, and if, the Company is unable to determine the duration of such period at the time the Blackout Notice is issued, the Blackout Notice may state that the period extends "until the Investor is otherwise notified by the Company"; provided that the Blackout Notice may not exceed more than one hundred eighty (180) consecutive days within any period of three hundred sixty-five (365) consecutive days. The Blackout Notice shall be signed by an authorized officer of the Company and shall certify the Company's determination. Each Investor agrees that upon receipt of a Blackout Notice he shall discontinue offers or sales of Registrable Shares pursuant to any such registration statement for the period of time stated in the Blackout Notice.

          (g) DISTRIBUTION OF REGISTRATION STATEMENT. In connection with Piggyback Registration, the Company shall promptly furnish to Investors such number of copies of the registration statement and of each amendment and supplement thereto (in each case, including all exhibits), such reasonable number of copies of each prospectus contained in such registration statement and each supplement or amendment thereto (including each preliminary prospectus), all of which shall conform to the requirements of the Securities Act and the rules and regulations thereunder, and such other documents, as Investors may reasonably request to facilitate the disposition of the Registrable Shares included in such registration.

          (h) NOTIFICATION OF EFFECTIVENESS. The Company shall notify Investors promptly when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed.

          (i) OTHER NOTIFICATIONS. The Company shall promptly notify Investors at any time when the prospectus included in the Piggyback Registration, as then in effect, would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the reasonable request of Investors prepare and furnish to it such number of copies of a supplement to or an amendment of such prospectus as may be

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     necessary  so that,  as  thereafter  delivered  to the  purchasers  of such
     Registrable Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

          (j) INDEMNIFICATION BY COMPANY. Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless Investors from and against any and all loss, liability, charge, claim, damage, and expense whatsoever (which shall include, for all purposes of this SECTION 1(J), but not be limited to, reasonable attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), as and when incurred, arising out of, based upon, or in connection with any untrue statement or alleged untrue statement of a material fact contained
     (A) in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, relating to the sale of any of the Registrable Shares or (B) in any Application or other document or communication (in this SECTION 1(J) collectively called an "Application") executed by or on behalf of the Company and based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify any of the Registrable Shares under the Securities Act or blue sky laws thereof or filed with the Commission or any securities exchange; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of Investors for inclusion in any registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any Application, as the case may be.

     If any action is brought against Investors in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, Investors shall promptly notify the Company in writing of the institution of such action (the failure to notify the Company within a reasonable time of the commencement of any such action, to the extent prejudicial to the Company's ability to defend such action, shall relieve the Company of liability to Investors pursuant to this SECTION 1(J) and the Company shall promptly assume the defense of such action, including the employment of counsel, provided that Investors shall have the right to employ his or her own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of Investors unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or Investors shall have reasonably concluded that there may be one or more legal defenses available to him or her which are different from or additional to those available to the Company, in any of which events such fees and expenses shall be borne by the Company and the Company shall not have the right to direct the defense of such action on behalf of Investors. Notwithstanding anything in this SECTION 1(J) to the contrary, the Company shall not be liable for any settlement of any such claim or action effected without its written consent. The Company shall not, without the prior written consent of Investors, settle or compromise any action, or permit a default or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, in respective of which

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     indemnity  may be sought  hereunder,  unless such  settlement,  compromise, consent, or termination includes an unconditional release of Investors from all liability in respect of such action. The Company agrees promptly to notify Investors of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with
     the  sale  of  any  Registrable  Shares  or  any  preliminary   prospectus,
     prospectus, registration statement, or amendment or supplement thereto, or any Application relating to any sale of any Registrable Shares.

          (k) INDEMNIFICATION BY INVESTORS. Each Investor, severally and with respect to himself only, agrees to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall have signed any registration statement covering Registrable Shares held by Investor, to the same extent as the foregoing indemnity from the Company to Investor in SECTION 1(J), but only with respect to statements or omissions, if any, made in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any Application, in reliance upon and in conformity with written information furnished to the Company with respect to Investor by or on behalf of Investor, for inclusion in any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any Application, as the case may be. If any action shall be brought against the Company or any other person so indemnified based on any such registration statement, preliminary prospectus, or final prospectus or any amendment or supplement thereto, or in any Application, and in respect of which indemnity may be sought against Investor pursuant to this SECTION 1(K), Investor shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to Investor, by the provisions of SECTION 1(J).

          (l) TERMINATION OF REGISTRATION RIGHTS. This Agreement shall terminate on the date that all Registrable Shares have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force).

     2.   DEFINITIONS.

          (a) "Person" means and includes any individual,  corporation,  a joint
     venture,  partnership,   association,  limited  liability  company,  trust,
     estate, or other entity.

          (b) "Registrable Shares" means (i) shares of Common Stock of the Company, par value, $0.00001 per share, issued upon conversion of the Class C Series 7 Voting Preferred Stock issued to the Investors pursuant to the Merger Agreement, (ii) those shares of Common Stock of the Company, par value $0.00001, issued to the Investors pursuant to Section 1.7 of the Merger Agreement, and (iii) any other Common Stock issued or issuable with respect to the securities referred to in clause (i) or (ii) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Shares, such securities will cease to be Registrable Shares when they have been distributed to the public pursuant to an offering

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     registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Shares whenever such Person has the right to acquire directly or indirectly such Registrable Shares (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

          (c) Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Merger Agreement.

     3. LOCK - UP. Each Investor hereby agrees that with respect to the following portions of the Registrable Shares and for the corresponding periods following the date of this Agreement, the Investor will not, without the prior written consent of the Company, directly or indirectly: (i) issue, offer, agree to offer to sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of any Registrable Shares (whether pursuant to Rule 144 of the General Rules and Regulations under the Securities Act of 1933, as amended, or otherwise) or (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of the Registrable Shares:

          (a) With respect to 10% of the Registrable Shares, for a period of twelve months;

          (b) With respect to 40% of the Registrable Shares, for a period of eighteen months; and

          (c) With respect to 50% of the Registrable Shares, for a period of twenty four months.

     Notwithstanding the foregoing, if applicable to the Investor, this PARAGRAPH 3 shall not prohibit: (a) a bona fide gift or gifts of all or a portion of the Registrable Units, provided that the Investor provides written notice of such gifts to the Company and the donee or donees thereof agree in writing to be bound by the terms and conditions of this Agreement;
     (b) transfers upon the death of the Investor to his executors, administrators, testamentary trustees, legatees or beneficiaries and (c) transfers made by the Investor to a trust or custodianship, the beneficiaries of which include the Investor, his spouse or descendants (biological or adoptive); provided that the transferee or transferees agree in writing to be bound by the terms and conditions of this Agreement. In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of the Registrable Shares if such transfer would, or could be reasonably expected to, constitute a violation or breach of this Agreement.

     4.   MISCELLANEOUS.

          (a) ADJUSTMENTS AFFECTING REGISTRABLE SHARES. The Company will not take any action, or permit any change to occur, with respect to its securities which would materially

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     and adversely  affect the ability of the holders of  Registrable  Shares to include such Registrable  Shares in a registration  undertaken  pursuant to
     this  Agreement  or  which  would   materially  and  adversely  affect  the
     marketability  of  such  Registrable   Shares  in  any  such   registration
     (including, without limitation, effecting a stock split or a combination of shares).

          (b) REMEDIES. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

          (c) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and Investor.

          (d) SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not.

          (e) SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          (f) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

          (g) DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          (h) GOVERNING LAW. The corporate law of the State of Delaware will govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by the internal law, and not the law of conflicts, of Delaware.

          (i) NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified

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     or registered  mail,  return receipt  requested and postage  prepaid.  Such notices, demands and other communications will be sent to the address indicated below:

          (i)  if to the Company

               Xechem International, Inc.
               100 Jersey Avenue
               Building B Suite 310
               New Brunswick, NJ  08901
               Attn: William Pursley
               Phone:  732-247-3300
               Fax:  732-247-4090

               with a copy to:

               Shefsky & Froelich Ltd.
               444 North Michigan Avenue
               Suite 2500
               Chicago, Illinois 60611
               Attn:  Mitchell D Goldsmith
               Phone:  (312) 836-4006
               Fax:  (312) 527-5921

          (ii) if to an Investor:

               to the address listed on the Company's stockholder records with a copy to:

               Lampf, Lipkind, Prupis & Petigrow.
               210 East 49th Street
               New York, New York 10017
               Attn:  Harvey Kesner
               Phone:  212-527-9974
               Fax:  212-527-9976

     or such other addresses or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                        THE COMPANY:

                                        XECHEM INTERNATIONAL, INC., a
                                        Delaware corporation

                                        By:
                                              ----------------------------------
                                        Name:
                                              ----------------------------------
                                        Its:
                                              ----------------------------------


                                        INVESTOR:


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